GROVEWARE TECHNOLOGIES, LTD.

AUDIT REPORT OF INDEPENDENT ACCOUNTANTS

AND

FINANCIAL STATEMENTS

December 31, 2011 and 2010

GROVEWARE TECHNOLOGIES, LTD.

SADLER, GIBB & ASSOCIATES, L.L.C.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

GroveWare Technologies, Ltd.

We have audited the accompanying balance sheets of GroveWare Technologies, Ltd. as of December 31, 2011 and 2010, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of GroveWare Technologies, Ltd. as of December 31, 2011 and 2010, and the results of their operations and their cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company had a net loss of $461,000 and accumulated deficit of $457,095, which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sadler, Gibb & Associates, LLC

Sadler, Gibb & Associates, LLC

Salt Lake City, UT

April 4, 2012

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GROVEWARE TECHNOLOGIES, LTD

Balance Sheets

	December 31,	December 31,
ASSETS	2011	2010
CURRENT ASSETS

Cash	$89	$23
Related-party receivable	—	77,702
Accounts receivable, net	5,553	88,997
Other current assets	5,500	—

Total Current Assets	11,142	166,722

TOTAL ASSETS	$11,142	$166,722

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Accounts payable and accrued expenses	$92,669	$26,530
Accrued expenses - related parties	146,858	—
Sales tax payable	9,845	12,239
Deferred income	12,317	11,760
Notes payable	206,548	—
Factoring line payable	—	112,288

Total Current Liabilities	468,237	162,817

STOCKHOLDERS' EQUITY (DEFICIT)

Common stock: 1,500 shares authorized, $0.10 par value, 100 shares issued and outstanding	10	10
Additional paid-in capital	(10)	(10)
Retained earnings (deficit)	(457,095)	3,905

Total Stockholders' Equity (Deficit)	(457,095)	3,905

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$11,142	$166,722

The accompanying notes are an integral part of these financial statements.

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 GROVEWARE TECHNOLOGIES, LTD

Statements of Operations

	For the Years Ended December 31,
	2011	2010
REVENUES	$109,024	$165,400

OPERATING EXPENSES

Professional fees	68,522	47,902
Rent	47,135	46,808
General and administrative	389,784	42,363

Total Operating Expenses	505,441	137,073

INCOME (LOSS) FROM OPERATIONS	(396,417)	28,327

OTHER EXPENSES

Interest expense	(66,977)	(22,028)

Total Other Expenses	(66,977)	(22,028)

NET INCOME (LOSS) BEFORE TAXES	(463,394)	6,299

Income taxes	(2,394)	2,394

NET INCOME (LOSS)	$(461,000)	$3,905

BASIC AND DILUTED INCOME (LOSS) PER SHARE	$(4,610)	$39

BASIC AND DILUTED WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	100	100

The accompanying notes are an integral part of these financial statements.

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GROVEWARE TECHNOLOGIES, LTD

Statements of Stockholders' Equity (Deficit)

			Additional	Retained
	Common Stock		Paid-in	Earnings
	Shares	Amount	Capital	(Deficit)	Total

Balance, December 31, 2009	100	$10	$(10)	$—	$—

Stock subscriptions received	—	—	—	—	—

Net income for the year ended December 31, 2010	—	—	—	3,905	3,905

Balance, December 31, 2010	100	10	(10)	3,905	3,905

Net loss for the year ended December 31, 2011	—	—	—	(461,000)	(461,000)

Balance, December 31, 2011	100	$10	$(10)	$(457,095)	$(457,095)

The accompanying notes are an integral part of these financial statements.

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GROVEWARE TECHNOLOGIES, LTD

Statements of Cash Flows

	For the Years Ended December 31,
CASH FLOWS FROM OPERATING ACTIVITIES	2011	2010

Net income (loss)	$(461,000)	$3,905
Adjustments to reconcile net income to net cash used by operating activities:
Bad debt expense	50,997	—
Changes to operating assets and liabilities:
Accounts receivable	32,447	(88,997)
Related-party receivables	77,702	(77,702)
Other current assets	(5,500)	—
Accrued expenses - related parties	138,000	—
Accounts payable and accrued expenses	69,774	26,530
Accrued sales taxes	(2,394)	12,239
Deferred income	557	11,760

Net Cash Used in Operating Activities	(99,417)	(112,265)

CASH FLOWS FROM INVESTING ACTIVITIES	—	—

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from note payable	136,383	—
Repayment of factoring line	(36,900)	(93,847)
Proceeds from factoring line	—	206,135

Net Cash Provided by Financing Activities	99,483	112,288

NET INCREASE IN CASH	66	23
CASH AT BEGINNING OF YEAR	23	—

CASH AT END OF YEAR	$89	$23

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

CASH PAID FOR:
Interest	$—	$—
Income Taxes	$—	$—

NON-CASH FINANCING ACTIVITIES:
Factoring line payable converted into note payable	$206,548	$—
Factoring line payable assumed by related party	$77,084	$—

The accompanying notes are an integral part of these financial statements.

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GROVEWARE TECHNOLOGIES, LTD.

Notes to Financial Statements

December 31, 2011 and 2010

NOTE 1 – COMPANY BACKGROUND AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

GroveWare Technologies, Ltd. (the “Company”), a Delaware corporation, was formed on January 29, 2008. The Company has developed middleware software that automates business processes by permitting enterprise-level financial, human resource and operational functions to be managed on mobile devices with direct connectivity to “back-end” ERP systems such as Oracle, SAP, PeopleSoft and Kronos etc. The Company realized its first revenues during the year ended December 31, 2010 and is accordingly is no longer classified as a development-stage company.

Accounting Basis

The Company’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States. The Company has elected a December 31 fiscal year-end.

Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expense during the reporting period. Actual results could differ from those estimates.

Going Concern

As reflected in the accompanying financial statements, the Company has experienced recurring losses from operations through December 31, 2011 and has an accumulated deficit of $457,095 as of December 31, 2011. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern.

 Management plans to raise additional operating capital through a private placement of the Company’s common stock. Management believes that with sufficient working capital the Company can produce sufficient sales to become cash flow positive and profitable which will allow it to continue as a going concern. There is no assurance that the Company will be successful in its plans.

Reclassification of Financial Statement Accounts

Certain amounts in the December 31, 2010 financial statements have been reclassified to conform to the presentation in the December 31, 2011 financial statements.

Cash and Cash Equivalents

Liquid investments and investments with original maturities of three months or less, when purchased, are classified as cash equivalents.

Accounts Receivable

The Company performs periodic credit evaluations of its customers’ financial condition and does not require collateral. Trade receivables generally are due in 30 days. Credit losses have consistently been within management’s expectations. An allowance for doubtful accounts is recorded when it is probable that all or a portion of trade receivables balance will not be collected. The Company’s allowance for doubtful accounts totals $79,847 and $2,000, as of December 31, 2011 and 2010, respectively.

Revenue Recognition

The Company generated revenues beginning in 2010. The Company’s revenues come from three sources. The first is the sale of licenses to its software. The Company recognizes licensing revenue when the software is installed and accepted by the customer. The second revenue source is fees charged to customize the software to the users’ needs. Customization revenue is recognized when the service is performed and

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GROVEWARE TECHNOLOGIES, LTD.

Notes to Financial Statements

December 31, 2011 and 2010

NOTE 1 – COMPANY BACKGROUND AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition (Continued)

accepted by the customer. The third revenue source is maintenance contracts. The Company recognizes maintenance revenues over the term of the contract with the customer. The Company has recorded deferred revenues of $12,317 and $11,760 as of December 31, 2011 and 2010, respectively, for cash received upfront for services that will be performed in the future under the agreements described above.

Valuation of Long-Lived Assets

Long-lived tangible assets and definite-lived intangible assets are reviewed for possible impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. The Company uses an estimate of undiscounted future net cash flows of the assets over the remaining useful lives in determining whether the carrying value of the assets is recoverable. If the carrying values of the assets exceed the expected future cash flows of the assets, the Company recognizes an impairment loss equal to the difference between the carrying values of the assets and their estimated fair values. Impairment of long-lived assets is assessed at the lowest levels for which there are identifiable cash flows that are independent from other groups of assets.

The evaluation of long-lived assets requires the Company to use estimates of future cash flows. However, actual cash flows may differ from the estimated future cash flows used in these impairment tests. As of December 31, 2011, management does not believe any of the Company’s assets were impaired.

Fair Value of Instruments

The Company’s financial instruments as defined by ASC 820, “Disclosures about Fair Value of Financial Instruments,” include cash, advances to affiliates, trade accounts receivable, investment in securities available-for-sale, restricted cash, accounts payable and accrued expenses and short-term borrowing. All instruments other than investment in securities available-for-sale are accounted for on a historical cost basis, which due to the short maturity of these financial instruments approximates fair value at December 31, 2011.

Advertising Expense

The Company expenses advertising costs when incurred. During the years ended December 31, 2011 and 2010 the Company incurred a total of $209 and $220, respectively.

Income Taxes

The Company applies ASC 740, which requires the asset and liability method of accounting for income taxes.  The asset and liability method requires that the current or deferred tax consequences of all events recognized in the financial statements are measured by applying the provisions of enacted tax laws to determine the amount of taxes payable or refundable currently or in future years. Deferred tax assets are reviewed for recoverability and the Company records a valuation allowance to reduce its deferred tax assets when it is more likely than not that all or some portion of the deferred tax assets will not be recovered.

The Company adopted ASC 740, at the beginning of fiscal year 2008. This interpretation requires recognition and measurement of uncertain tax positions using a “more-likely-than-not” approach, requiring the recognition and measurement of uncertain tax positions. The adoption of ASC 740 had no material impact on the Company’s financial statements. Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will to be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

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GROVEWARE TECHNOLOGIES, LTD.

Notes to Financial Statements

December 31, 2011 and 2010

NOTE 1 – COMPANY BACKGROUND AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Research and Development

Research and development costs are charged to operations as they are incurred. Research and development costs totaled $-0- and $-0- during the years ended December 31, 2011 and 2010, respectively.

Recent Accounting Pronouncements

The Company has evaluated recent accounting pronouncements and their adoption has not had or is not expected to have a material impact on the Company’s financial position or statements.

NOTE 2 – RELATED PARTY PAYABLES AND RECEIVABLES

Since its inception in 2008, the Company has transacted a significant amount of business with a related-party, Groveware Technologies, Inc. (GTI) whereby expenses were paid on behalf of the Company, cash was transferred to the Company, services were provided for the Company, and various other resources were provided to the Company. These transactions have been recorded and aggregated into related-party payables. The Company also accrues a royalty equal to 20% of net revenues for the license of its technology which has been recorded as a related-party receivable. During the 2011, GTI assumed a portion of the Company’s factoring line payable, and accrued interest and fees due to the factoring company in the amount of $77,084.

As of December 31, 2011 and 2010, the Company has netted the related-party receivable against the related-party payable. As such, the outstanding balance in 2011 totaled $146,858 as a related-party payable and the outstanding balance in 2010 totaled $77,702 in a related-party receivable.

NOTE 3 – FACTORING LINE PAYABLE

During the years ended December 31, 2011 and 2010, the Company borrowed a total of $136,383 and $112,288, respectively from a factoring company against its accounts receivable. The factoring line charges a discount of 3.75%- 4.0% of the amount of the receivable and interest at a rate of 3.0% per month over the period that the receivable remains unpaid. The Company converted the balance of $206,548, which included $139,571 in cash borrowed and $66,977 in accrued interest and fees.

NOTE 4 – STOCKHOLDERS’ EQUITY (DEFICIT)

At its inception the Company issued an aggregate of 100 shares of its common stock to its founders.

NOTE 5-   INCOME TAXES

The FASB has issued ASC 740-10 which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements. This standard requires a company to determine whether it is more likely than not that a tax position will be sustained upon examination based upon the technical merits of the position.  If the more-likely-than-not threshold is met, a company must measure the tax position to determine the amount to recognize in the financial statements.  As a result of the implementation of this standard, the Company performed a review of its material tax positions in accordance with recognition and measurement standards established by ASC 740-10.

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences.  Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the

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GROVEWARE TECHNOLOGIES, LTD.

Notes to Financial Statements

December 31, 2011 and 2010

NOTE 5-   INCOME TAXES (Continued)

deferred tax assets will not be realized.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Deferred tax assets and the valuation account are as follows:

	2011	2010
Deferred tax assets:
NOL carryover	$(178,267)	$(1,523)
Valuation allowance	178,267	1,523
Net deferred tax asset	$—	$—

The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income tax rates of 15% to pretax income from continuing operations for the years ended December 31, 2011 and 2010. The components of income tax expense are as follows:

	2011	2010
Book income (loss)	$(179,790)	$1,523
Valuation allowance	179,790	—
Income tax expense	$—	$1,523

The Company currently has no issues creating timing differences that would mandate deferred tax expense. The Company did not have any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly increase or decrease within the next 12 months. The Company includes interest and penalties arising from the underpayment of income taxes in the statements of operations in the provision for income taxes.  As of December 31, 2011 and 2010, the Company had no accrued interest or penalties related to uncertain tax positions. The tax years that remain subject to examination by major taxing jurisdictions are for the years ended December 31, 2010, 2009, and 2008.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

General

The Company subleases its office space from a related-party on a month-to-month basis at the rate of approximately $5,000 per month.

Legal Proceedings

In the normal course of business, the Company is subject to various claims and litigation. Management of the Company believes that such matters will not have material adverse effect on the Company’s results of operations, liquidity or financial condition.

Loan Guarantees

The Company has signed an intercompany guarantee dated June 20, 2011 in favor of 2176112 Ontario Inc. dba Star Mark Financial (SMF) guaranteeing the factoring line payable of Groveware Technologies Inc. (GTI) to SMF. The Company made the guarantee because it received some of the proceeds from the factoring line.

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GROVEWARE TECHNOLOGIES, LTD.

Notes to Financial Statements

December 31, 2011 and 2010

NOTE 6 – COMMITMENTS AND CONTINGENCIES (Continued)

The balance owed to SMF by GTI at December 31, 2011 was $523,244. While the loan is in arrears, no formal demand has been made for payment. SMF does not have any security agreement with the Company.

NOTE 7 – SUBSEQUENT EVENTS

In accordance with ASC 855-10, Company management reviewed all material events through the date of this report and there are no material subsequent events to report.

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